Statement of Additional Information Supplement

July 6, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated July 6, 2015 to the Morgan Stanley Institutional Fund Trust (the "Fund") Statement of Additional Information dated April 30, 2015

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio

Global Strategist Portfolio

High Yield Portfolio

Limited Duration Portfolio

Mid Cap Growth Portfolio

Strategic Income Portfolio (Class C)

The table in the section entitled "Disclosure of Portfolio Holdings" in the Fund's Statement of Additional Information is hereby deleted and replaced with the following:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services(*)	Complete portfolio holdings	Daily basis	End of Day
State Street Bank and Trust Company(*)	Complete portfolio holdings	Daily basis	(2)
BlackRock Financial Management Inc.(*)(3)	Complete portfolio holdings	Daily basis	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	(2)

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  With respect to the Core Fixed Income, Core Plus Fixed Income, Corporate Bond, Global Strategist, High Yield, Limited Duration and Strategic Income Portfolios, only.

Please retain this supplement for future reference.